Investor Presentation June 2022

1 Certain information contained in this presentation, together with other statements and information publicly disseminated by BRT Apartments Corp. (the “Company”), constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended. These statements involve assumptions and forecasts that are based upon our current assessments of certain trends, risks and uncertainties, which assumptions appear to be reasonable to us at the time they are made. We intend such forward-looking statements to be covered by the safe harbor provision for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and include this statement for the purpose of complying with these safe harbor provisions. Information regarding certain important factors that could cause actual outcomes or other events to differ materially from any such forward-looking statements appear in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 and the Quarterly Reports on Form 10-Q filed with the SEC thereafter, and in particular, the sections of such documents entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations”. You should not rely on forward- looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could materially affect actual results or performance referred to above. We undertake no obligation to publicly update or revise any forward-looking statements included in this presentation, whether as a result of new information, future events or otherwise. In addition, information presented regarding competitors only represents select competitors and does not represent all public REITS in the multi-family sector. Safe Harbor

2 BRT Apartments is an owner and operator of Class B and better multi-family assets primarily in well-situated Sun Belt locations. The Company uses its real estate and investment expertise to maximize risk-adjusted return for its stockholders. Parkway Grande – San Marcos, TX Verandas at Alamo Ranch – San Antonio, TXVanguard Heights – Creve Coeur, MO 33 Properties $111mm Q1 2022 Annualized Revenue 1 8,985 Units $1,215 Average Rent per Unit $63mm NOI 1 96.4% Average Occupancy 2 11 States 20 Years Average Property Age BRT Today Note: 1. Q1 2022 annualized includes Consolidated and Pro Rata share of Unconsolidated Properties. See reconciliation to GAAP in the appendix of the presentation 2. As of the quarter ended March 31, 2022 Source: Company filings as of March 31, 2022

3 Investments Highlights Differentiated Strategy  Continued focus on growth markets, targeting assets where we can create value  Purchase price between $30 million and $100 million with BRT’s equity contribution of between $10 million and $50 million Stable Portfolio and Historically Robust Pipeline  Primarily acquire properties with 90+% occupancy  Historically strong deal flow from existing network of partners and brokers Proven Management team, closely aligned with Stockholders  Management and affiliates owns 37% 1 of the Company’s total outstanding shares  REIT experienced management team, managing BRT since 1983  Internalized management  Attractive annual dividend yield of 4.4% 2 Scalable Growth Opportunity  Target assets in the Sun Belt with favorable demographics − Historically high job growth − Outsized population growth Source: Company filings as of June 8, 2022 Note: 1. Management ownership percentage as of April 21, 2022 2. Based on the most recently announced annualized dividend and the closing stock price as of June 8, 2022

4 24.2 24.2 23.3 23.3 22.0 16.6 Average 23.4x 10x 14x 18x 22x 26x CPT IRT NXRT MAA CSR BRT 20 22 E AF FO x ¹ Valuation Upside Significant Valuation Upside Supported by Current Discount to Competitors Well Covered, Growing Dividend With a dividend that has grown 19% 3 over the last 3 years and a conservative payout ratio, BRT is well positioned to continue distributions BRT trades at a ~40% discount to the average competitor 2022E AFFO multiple, which could be suggestive of potential upside Source: SNL and Company filings as of June 8, 2022 Note: 1. Average excludes BRT; calculated as share price / 2022E consensus FFO per share 2. Calculated using most recent dividend annualized / 2022E consensus AFFO per share 3. Most recently announced dividend annualized / 2019 dividends 77.5 73.7 65.2 58.4 50.3 50.23.5 4.4 2.7 2.5 2.2 2.1 0 2 4 6 40 60 80 100 CSR BRT CPT MAA NXRT IRT D iv id en d Yi el d (% ) Pa yo ut R at io (% ) ² 6.8x Diamond = Dividend Yield Bar = Payout Ratio

5 Valuation Upside (Cont’d.) Material AFFO per Share Growth Above Competitors ¹ Sustained Dividend per Share Growth ¹,² BRT has maintained an attractive dividend yield through a consistently growing dividend over the last 5 years BRT’s high-quality portfolio has generated above-average AFFO growth compared to multi-family Non-Gateway Companies Source: SNL and Company filings as of June 8, 2022 Note: 5-year CAGRs calculated since 2017 using calendar year data 1. Average excludes BRT 2. Q1 2022 dividends annualized; BRT 2017 dividend (declared 9/2017) annualized 16.2% 10.9% 8.8% 7.3% 6.9% 4.0% Average 8.6% 0% 5% 10% 15% 20% NXRT BRT IRT CPT MAA CSR 5- Ye ar A FF O C AG R 10.8% 6.8% 4.6% 4.3% (6.1%) (7.8%) Average 1.2% (15%) (5%) 5% 15% NXRT BRT CPT MAA CSR IRT 5_ ye ar D iv id en d pe r Sh ar e CA G R

6 Proven Senior Management Team Jeffrey A. Gould President and CEO 36 Years Ryan W. Baltimore Chief Operating Officer 9 Years David W. Kalish Senior Vice President 30+ Years Mitchell K. Gould Executive Vice President 28 Years George E. Zweier Chief Financial Officer 24 Years

7 Decades of Demonstrated Success in Multi-Family 2017 - 2021  Initiated dividend in 2017 and continued to grow portfolio  Dividend growth from $0.18 per quarter to $0.23 per quarter 2012 - 2016  Commenced multi-family investing strategy  Transacted on over 18,000 units  Acquired ~14,000  Sold ~4,000 2022  Focus on buying out Joint Venture partner interests, thereby growing our wholly owned portfolio  Focusing on direct acquisitions to continue to expand the platform  Increased dividend to $0.25 per quarter 1983 - 2011  Significant involvement in multi-family apartments and other real estate assets through lending platform Note: Some numbers reflect development/lease up units Source: Company Filings

8 (50) 0 50 100 150 200 250 300 Dec-16 Oct-17 Jul-18 Apr-19 Feb-20 Nov-20 Aug-21 Jun-22 Cu m ul at iv e To ta l S ha re ho ld er R et ur n (% ) BRT S&P 500 RMZ Multifamily Peers BRT’s Total Return Since 2017 Since January 1, 2017, BRT’s total return has been outperforming the S&P 500, the MSCI U.S. REIT Index, and multi-family Companies 1 over the same time period 269.1% 39.9% 102.9% Note: As of June 8, 2022, total return includes dividend reinvestment 1. Average of select multi-family competitors includes AIRC, AVB, CPT, CSR, EQR, ESS, IRT, MAA, NXRT, UDR, and WRE Source: SNL 92.6%

9 No. of Units 9,166 8,985 (2.0%) No. of Units Wholly Owned 920 5,420 1 489.1% Average Rent per Unit $933 $1,215 30.2% Top Markets (%) 2 AFFO per Share 3 $1.08 $1.56 29.6% Debt to Enterprise Value 4 81.5% 59.9% (26.5%) Portfolio Evolution Note: 2017 data as of FYE September 30, 2017 and 2022 data as of March 31, 2022 1. Includes 9 properties where BRT is under contract to purchase remaining JV interests announced April 12, 2022 2. Based on NOI contribution of most recent quarter 3. Based on last quarter annualized AFFO per diluted share for 2022 4. Enterprise Value is equal to debt plus market capitalization less cash & cash equivalents, including BRT's pro-rata share of cash & cash equivalents at the unconsolidated JVs. Cash & cash equivalents excludes restricted cash. Debt is equal to 100% of the debt at the consolidated properties and BRT’s pro-rata share of debt at the unconsolidated JVs. See Appendix A-3 for an explanation of "pro-rata share." Source: Company Filings 2017 Change2022 Thoughtful growth and disciplined capital recycling have allowed BRT to curate the portfolio while delivering meaningful AFFO growth for shareholders TX 25.1 FL 15.2 GA 11.1 MS 9.4 MO 9.3 Remainder 29.8 TX 17.8 SC 12.9 TN 12.6 GA 10.7 AL 9.0 Remainder 36.9

10 Capital Recycling and Strategy Evolution • BRT has been focused on transforming the portfolio through thoughtful capital recycling • Over the last twelve months, BRT has focused on the acquisition of JV partner interests on terms we believe to be attractive • Taking advantage of embedded gains through dispositions of assets where we believe we have maximized value • BRT’s strategy has also been around strengthening the balance sheet • BRT has responsibly grown its asset base primarily through acquiring JV partner interests • Paid off property mortgages contributing to a reduction of Debt to Enterprise Value • BRT is at a stage where it will look to capitalize on growth opportunities through disciplined capital deployment Note: Enterprise value is calculated as Equity Value plus Net Debt + Minority Interest + Share of Unconsolidated Joint Venture Debt

11 Capitalizing on Favorable Multi-Family Trends  The multi-Family apartment sector has seen tremendous growth in recent years due to high demand, driven partially by millennials’ preference to rent rather than to buy  Focus on opportunities in Sun Belt markets due to positive net migration in the millennial age group moving into the area  Middle class renters who are more likely to rent Class B, or better, apartments drive demand in our markets Source: Moody's Analytics, Bureau of Labor Statistics, U.S. Census Note: Gateway Markets uses an average of San Francisco, NYC, Los Angeles, Seattle, Boston, Washington D.C. 1. Employment figures calculated as Labor Force less Unemployed Persons; March figures for 2014 & 2022 2. Calculated using Moody's 2020 and 2026 population estimates Focused on Markets with High Employment Growth 1 and Population Growth 2 24.3% 25.7% 18.6% 10.9% 38.1% 22.4% 11.6% 8.7% 6.2% 6.2% 8.3% 7.0% 9.3% 6.2% 6.4% 5.7% 2.8% 1.2% 0% 10% 20% 30% 40% Charleston, SC Dallas, TX San Antonio, TX Houston, TX Nashville, TN Atlanta, GA Columbia, SC United States Gateway Markets Employment Growth (2014-2022) Expected Population Growth (2020-2026)

12 Focus on Growth Markets Source: Company Filings, SNL State Units 2 % Of NOI Contribution 3 Texas 2,465 18% South Carolina 1,391 13% Tennessee 702 13% Georgia 959 11% Alabama 940 9% Mississippi 776 8% North Carolina 576 6% Florida 518 7% Virginia 220 5% Ohio 264 3% Missouri 174 2% Other1 - 5% TOTAL 8,985 100% KEY PORTFOLIO FIGURES Average Monthly Rental Rate3,5 $1,088 Average Property Age (Years)2,3 20 Average Cost per Unit4 $129.4k Key portfolio figures Average Monthly Rental Rate3,4 $1,215 Average Property Age (Years)2,3 20 Note: Includes consolidated and unconsolidated portfolio 1. Primarily reflects amounts from sold properties, JV buyouts, and income related to a commercial leasehold position in Yonkers, NY 2. As of March 31, 2022 3. For the quarter ending March 31, 2022. See appendix for an explanation of the manner in which net operating income, or NOI, is calculated 4. Excludes one development deal that BRT acquired an interest in 2022 5. Bubbles sized to NOI contribution by city Strategically Diversified in Sun Belt Markets Geographically Diverse Portfolio 5

13 Upside in Rents Due to Strong Demand and Stable Occupancy Portfolio Occupancy (%) 1Average Rent Per Unit ($) Q1 2022 Same Store NOI Growth 3Average Property Age (Years) 2 Source: Company filings as of March 31, 2022 Note: 1. Q1 average occupancy 2. CSR does not disclose the age of its properties 3. Year-over-Year SS NOI growth 1,773 1,476 1,374 1,310 1,292 1,215 0 500 1,000 1,500 2,000 2,500 CPT MAA IRT NXRT CSR BRT 96.9 96.4 95.4 95.0 94.2 93.9 0 20 40 60 80 100 CPT BRT IRT MAA NXRT CSR 37 20 19 16 14 na 0 8 16 24 32 40 NXRT BRT MAA IRT CPT CSR 16.9 16.4 16.2 15.9 15.5 7.8 0 5 10 15 20 MAA NXRT IRT BRT CPT CSR

14 Improved Balance Sheet Lower Leverage (Debt as % of Total Enterprise Value) ² Well Laddered Debt Maturities  Weighted average interest rate on property debt is 3.94% with a weighted averaged remaining term to maturity of 8.5 years 1  Attractive corporate level subordinated notes bear interest at the rate of 3M LIBOR + 200bps and mature on April 30, 2036. The rate was 2.30% on March 31, 2022  At March 31, 2022 BRT had up to $35.0 million available under its credit facility (not portrayed in the chart on the bottom right) Balance Sheet Overview 19.1 15.0 7.4 23.8 109.2 383.9 0 100 200 300 400 500 2022 2023 2024 2025 2026 Thereafter (U S$ m m ) Principal Payments Due Source: Company Filings Note: All data as of the fiscal quarter ending March 31, 2022; all secured debt is fixed-rate. Debt maturity chart includes total consolidated and pro rata unconsolidated debt 1. Weighted by outstanding mortgage balance 2. Debt as % of Total Enterprise Value calculated as total Consolidated and Pro Rata Unconsolidated debt divided by debt plus market capitalization less cash and cash equivalents, including BRT's pro-rata share of cash and cash equivalents at the unconsolidated Joint Ventures Decreasing Debt to Enterprise Value coupled with well laddered debt maturities 81.5% 59.9% 40 50 60 70 80 90 100 2017 Q1 2022

History of Value Creation

Dispositions

Disposition date	Property name	Location	# Of units	BRT share of gain on sale[1]	IRR[1]
Feb-15	Water Vista	Lawrenceville, GA	170	1.5	25.9%
Jul-15	Ivy Ridge	Marietta, GA	207	4.6	31.7%
Jul-15	The Palms	Houston, TX	798	3.1	14.8%
Mar-16	Grove at Trinity Pointe	Cordova, TN	464	4.5	21.2%
Mar-16	Mountain Park Estates	Kennesaw, GA	450	7.4	26.0%
Apr-16	Courtney Station	Pooler, GA	300	4.3	13.0%
Jun-16	Madison at Schilling Farms	Collierville, TN	324	3.7	10.0%
Jun-16	Village Green	Little Rock, AK	172	0.4	10.0%
Sep-16	Sundance	Wichita, KS	496	6.5	32.0%
Oct-16	SouthRidge	Greenville, SC	350	9.2	27.0%
Oct-16	Spring Valley	Panama City, FL	160	3.9	37.0%
Nov-16	Sandtown Vistas	Atlanta, GA	350	4.7	40.2%
Nov-16	Autumn Brook	Hixson, TN	156	0.5	na
Jul-17	Ashwood Park	Pasadena, TX	144	1.7	23.5%[2]
Jul-17	Parkside	Humble, TX	160	2.8	23.5%[2]
Jul-17	Meadowbrook	Humble, TX	260	4.6	23.5%[2]
Oct-17	Waverly Place	Melbourne, FL	208	10.0	25.0%
Feb-18	The Fountains	Palm Beach Gardens, FL	542	21.2	25.0%
Feb-18	Valley Venue	Valley, AL	618	5.2	15.7%
Nov-18	Factory at Garco	North Charleston, SC	271	6.0	20.0%
Dec-18	Cedar Lakes	Lake Saint Louis, MO	420	5.5	15.9%
Jul-19	Stonecrossing	Houston, TX	240	5.8	18.3%
Jul-19	Pathways	Houston, TX	144	3.3	18.3%
Dec-19	Waterside	Indianapolis, IN	400	9.9	23.2%
Apr-21	Anatole	Daytona Beach, FL	208	1.8	5.6%
May-21	Kendall Manor	Houston, TX	272	7.3	18.0%
Jul-21	Avenue Apts	Ocoee, FL	522	15.0	25.0%[3]
Jul-21	Parc at 980	Lawrenceville, GA	586	14.4	25.0%[3]
Nov-21	OPOP Tower and Lofts	St. Louis, MO	181	0.3	na
Feb-22	Verandas at Shavano	San Antonio, TX	288	13.0	18.8%
Under Contract	Retreat at Cinco Ranch	Katy, TX	268	16.4	20.0%
Under Contract	Vive at Kellswater	Kannapolis, NC	312	21.5	41.0%
Total			**10,441**	**$220mm**	

Source: Company Filings
Note: As of March 31, 2022
1. Net to BRT after paying distributions to Joint Venture partners
2. Represents IRRs for portfolio of properties in a crossed joint venture
3. Represents IRRs for portfolio of properties in a crossed joint venture

BRT APARTMENTS

15

16 Value-Add Case Study: Mississippi Portfolio Southhaven, MS  2 class B multi-family properties located in Southaven, Mississippi.  Built in 2002, 2005 and 2006  776 total units Property description  Civic Center 1 purchased for $35mm, or $89,286, per unit  Civic Center 2 purchased for $38.205mm, or $99,492, per unit Acquisition data  Upgraded interior units with new cabinet doors, resurface countertop, new lighting fixtures, new vinyl flooring in the kitchens and bathrooms. Value add upgrades Value add program return on investment Property Average Cost Per Unit1 Average Renovation Premium1 ROI Civic Center 1 $7,500 $225 36% Civic Center 2 $7,500 $238 38% 1: Based on current market rents at the properties. Average cost includes blended cost of classic to full renovation of $10,000 and partial to full renovation of $5,000. Before Renovation After Renovation

17 Investment Highlights Scalable Growth Opportunity Proven Management with Close Alignment of Interests Differentiated Strategy Stable Portfolio

Non-GAAP Financial Measures, Definitions and Reconciliations Appendix

19 A-1 FFO is a non-GAAP financial performance measure defined by the National Association of Real Estate Investment Trusts and is widely recognized by investors and analysts as one measure of operating performance of a REIT. The FFO calculation excludes items such as real estate depreciation and amortization, gains and losses on the sale of real estate assets and impairment on depreciable assets. Historical accounting convention used for real estate assets requires straight-line depreciation of buildings and improvements, which implies that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen or fallen with market conditions, it is management’s view, and we believe the view of many industry investors and analysts, that the presentation of operating results for a REIT using the historical accounting for depreciation is insufficient. FFO excludes gains and losses from the sale of real estate, which we believe provides management and investors with a helpful additional measure of the performance of our real estate portfolio, as it allows for comparisons, year to year, that reflect the impact on operations from trends in items such as occupancy rates, rental rates, operating costs, general, administrative and other expenses, and interest expenses. Funds from Operations (FFO) AFFO excludes from FFO straight line rent adjustments, loss on extinguishment of debt, amortization of restricted stock and RSU expense, amortization of deferred mortgage costs and gain on insurance recovery. AFFO provides investors with supplemental performance information that is consistent with the performance models and analysis used by management and provides investors a view of the performance of our portfolio over time, including after the time we cease to acquire properties on a frequent and regular basis. We believe that AFFO enables investors to compare the performance of our portfolio with other REITs that have not recently engaged in acquisitions, as well as a comparison of our performance with that of other non-traded REITs, as AFFO, or an equivalent measure is routinely reported by non-traded REITs, and we believe often used by analysts and investors for comparison purposes. Adjusted Funds from Operations (AFFO)

20 A-2 We compute NOI by adjusting net income (loss) to (a) add back (1) depreciation expense, (2) general and administrative expenses, (3) interest expense, (4) loss on extinguishment of debt, (5) equity in loss of unconsolidated joint ventures, (6) provision for taxes, (7) the impact of noncontrolling interests, and (b) deduct (1) other income, (2) gain on sale of real estate, and (3) gain on insurance recoveries related to casualty loss. We define "Same Store NOI" as NOI for all our consolidated properties that were owned for the entirety of the periods being presented, other than properties in lease up and developments. Other REIT’s may use different methodologies for calculating NOI, and accordingly, our NOI may not be comparable to other REIT’s. We believe NOI provides an operating perspective not immediately apparent from GAAP operating income or net (loss) income. NOI is one of the measures we use to evaluate our performance because it (i) measures the core operations of property performance by excluding corporate level expenses and other items unrelated to property operating performance and (ii) captures trends in rental housing and property operating expenses. We view Same Store NOI as an important measure of operating performance because it allows a comparison of operating results of properties owned for the entirety of the periods presented and eliminates variations caused by acquisitions or dispositions during the periods. However, NOI should only be used as an alternative measure of our financial performance. Net Operating Income (NOI) Total debt service is the cash required to cover the repayment of interest and principal on a debt for a particular period. Total debt service is used in the calculation of the debt service coverage ratio which is used to determine the borrower’s ability to make debt service payments. Total Debt Service Debt service coverage ratio is net operating income ("NOI") divided by total debt service and includes both consolidated and unconsolidated assets. Debt Service Coverage Ratio

21 A-3 Same store properties refer to stabilized properties that we owned and operated for the entirety of periods being compared, except for properties that are under construction, in lease-up, or are undergoing development or redevelopment. We move properties previously excluded from our same store portfolio (because they were under construction, in lease up or are in development or redevelopment) into the same store designation once they have stabilized (as described below) and such status has been reflected fully in all applicable periods of comparison. Same Store Newly constructed, lease-up, development and redevelopment properties are deemed stabilized upon the earlier to occur of the first full calendar quarter beginning (a) 12 months after the property is fully completed and put in service and (b) attainment of at least 90% physical occupancy. Stabilized Properties BRT's pro-rata share gives effect to its percentage equity interest in the unconsolidated joint ventures that own properties. Due to the operation of allocation/distribution provision of the joint venture agreements pursuant to which BRT participates in the ownership of these properties, BRT's share of the gain and loss on the sale of a property may be less than implied by BRT’s percentage equity interest. Notwithstanding the foregoing, when referring to the number of units, average occupancy, and average rent per unit, the amount shown reflects 100% of the amount. Pro-Rata Share

22 A-4 Enterprise Value is equal to debt plus market capitalization less cash and cash equivalents, including BRT's pro-rata share of cash and cash equivalents at the unconsolidated Joint Ventures. Cash and cash equivalents excludes restricted cash. Debt is equal to 100% of the debt at the consolidated properties and BRT’s pro-rata share of debt at the unconsolidated joint ventures. Enterprise Value

23 A-5 March 31, 2022 Assets Real Estate Properties, Net of Accumulated Depreciation of $125,930 $ 675,246 Cash and Cash Equivalents 11,567 Other Assets 25,944 Total Assets $ 712,757 Liabilities and Equity Liabilities: Mortgages Payable, Net of Deferred Costs of $3,244 $ 531,246 Accounts Payable and Accrued Liabilities 10,266 Total Liabilities 541,512 Commitments and Contingencies Equity: Total Unconsolidated Joint Venture Equity 171,245 Total Liabilities and Equity $ 712,757 BRT Interest in Joint Venture Equity $ 106,025 Reconciliation Unconsolidated Mortgages Payable: BRT’s Pro-Rata Share $ 345,474 Partner’s Pro-Rata Share 185,772 Total $ 531,246 At March 31, 2022, the Company held interests in unconsolidated joint ventures that own 22 multi-family properties (the Unconsolidated Properties") including an interest in a development project. The condensed balance sheet below present information regarding such properties (dollars in thousands): [Note:] Mortgages payable are net of deferred costs

24 A-6 The condensed income statements for the unconsolidated properties below, present, for the periods indicated, a reconciliation of the information that appears in note 8 to the consolidated financial statements included in BRT's Quarterly Report on Form 10-Q for the period ended March 31, 2022 to the BRT pro-rata information presented below Total Partner Share Revenues: Rental and other revenue $ 25,231 $ 8,896 $ 16,335 Total Revenues $ 25,231 $ 8,896 $ 16,335 Expenses: Real estate operating expenses 11,169 3,904 7,265 Interest expense 6,026 2,082 3,944 Depreciation 6,636 2,318 4,318 Total expenses 8,304 15,527 Total revenues less total expenses Equity in earnings of joint ventures 55 - 55 Gain on insurance recoveries 515 129 386 Gain on sale of real estate properties 23,652 10,691 12,961 Loss on extinguishment of debt (30) (11) (19) Net income $ 25,592 $ 11,401 $ 14,191 592 Three Months Ended March 31, 2022 23,831 1,400 808 BRT Share

25 Year Total Principal Payments Scheduled Amortization Principal Payments Due at Maturity Percent of Total Principal Payments Due At Maturity Weighted Average Interest Rate (1) 2022 $ 2,768 $ 2,768 $ — — % — % 2023 13,316 4,659 8,657 2% 5.05% 2024 5,101 5,101 — — % — % 2025 5,851 5,851 — — % — % 2026 106,745 11,365 95,380 32% 4.14% Thereafter 211,693 13,202 198,491 66% 4.12% Total $ 345,474 $ 42,946 $ 302,528 100% A-7 Year Total Principal Payments Scheduled Amortization Principal Payments Due at Maturity Percent of Total Principal Payments Due At Maturity Weighted Average Interest Rate (1) 2022 $ 16,297 $ 1,393 $ 14,904 8% 3.79% 2023 1,679 1,679 — — % — % 2024 2,256 2,256 — — % — % 2025 17,965 2,590 15,375 8% 4.42% 2026 2,421 2,421 — — % — % Thereafter 172,244 10,754 161,490 84% 3.64% Total $ 212,862 $ 21,093 $ 191,769 100% Consolidated Unconsolidated (BRT pro rata share) The following 2 pages outline the debt summary for both the consolidated and unconsolidated properties as well as the corporate subordinated debt and credit facility

26 A-8 Principal Balance $37,400 Interest Rate 3 month LIBOR + 2.00% (i.e, 2.30% at3/31/2022) Maturity April 30, 2036 Maximum Amount Available Up to $35,000 Amount Outstanding $0 Interest Rate Prime + 0.25% (floor of3.50%) Maturity November 2024 Weighted Average Remaining Term to Maturity (2) 8.47 years Weighted Average Interest Rate (2) 3.94 % Debt Service Coverage Ratio for the quarter ended March 31, 2022 1.78 (3) (1) Based on balloon payments at maturity. (2) Includes consolidated and BRT pro rata share unconsolidated amounts. (3) See definition under "Non-GAAP Financial Measures and Definitions." Includes consolidated and 100% of the unconsolidated amounts. Year Total Principal Payments Scheduled Amortization Principal Payments Due at Maturity Percent of Total Principal Payments Due At Maturity Weighted Average Interest Rate (1) 2022 $ 19,065 $ 4,161 $ 14,904 3% 4.04% 2023 14,995 6,338 8,657 2% 4.12% 2024 7,357 7,357 — — —% 2025 23,816 8,441 15,375 3% 4.42% 2026 109,166 13,786 95,380 19% 4.14% Thereafter 383,937 23,956 359,981 73% 4.11% Total $ 558,336 $ 64,039 $ 494,297 100% Combined (2) Junior Subordinated Notes Credit Facility (as of March 31, 2022)

27 A-9 The following tables provides a reconciliation of NOI to net income attributable to common stockholders as computed in accordance with GAAP for the periods presented for the consolidated properties: Consolidated Three Months Ended March 31, (000’s) 2022 2021 GAAP Net income (loss) attributable to common stockholders $ 11,508 (3,765) Less: Other Income (4) (4) Add: Interest expense 2,021 1,660 General and administrative 3,633 3,114 Depreciation and amortization 3,606 1,537 Provision for taxes 74 57 Less: Gain on sale of real estate (6) — Equity in earnings from sale of unconsolidated joint venture properties (12,961) — Adjust for: Equity in (earnings) loss from sale of unconsolidated joint venture properties (1,230) 1,345 Add: Net loss attributable to non-controlling interests 36 34 Net Operating Income $ 6,677 3,978 Less: Non-same store Net Operating Income $ 2,841 532 Same store Net Operating Income $ 3,836 3,446

28 A-10 The following tables provides a reconciliation of NOI to net income attributable to common stockholders as computed in accordance with GAAP for the periods presented for BRT's pro rata share of the unconsolidated properties: Unconsolidated Three Months Ended March 31, (000’s) 2022 2021 BRT equity in earnings (loss) from joint ventures $ 14,191 (1,345) Add: Interest expense 3,944 5,459 Depreciation 4,318 6,599 Loss on extinguishment of debt 19 — Less: Impairment of asset — 1,662 Insurance recovery — (1,662) Gain on insurances recoveries (386) — Gain on sale of real estate (12,961) — Equity in earnings of joint ventures (55) (9) Net Operating Income $ 9,070 10,704 Less: Non-same store Net Operating Income $ (774) (3,681) Same store Net Operating Income $ 8,296 7,023 Consolidated same store Net Operating Income $ 3,836 3,446 Unconsolidated same store Net Operating Income 8,296 7,023 Combined same store Net Operating Income $ 12,132 10,469

29 A-11 The following tables provides historic tax treatment of dividends Year Total Distribution Ordinary Income Capital Gains Return of Capital 2021 1.12$ -$ 1.12$ -$ 2020 0.66$ -$ -$ 0.66$ 2019 0.84$ -$ 0.84$ -$ 2018 0.80$ -$ 0.80$ -$ Historical Dividend Tax Treatment (Per Share) Note: We anticipate that the dividends we will pay in 2022 will be treated as capital gains dividends.